                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          ENVIRODYNE INDUSTRIES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                      N/A
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

ENVIRODYNE LOGO
                        Suite 190
                        701 Harger Road
                        Oak Brook, Illinois 60521
                        (708) 575-2400
                        Fax: (708) 571-0959

                                            April 11, 1996

Dear Stockholder:

     You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Envirodyne Industries, Inc., which will be held on Wednesday, May 15, 1996, at 9:00 a.m. local time, at the Drake Oak Brook Hotel, 2301 York Road, Oak Brook, Illinois. In addition to the matters to be acted upon at the meeting, which are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, a report will be given with respect to the operations of Envirodyne.

     Whether or not you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes.

                                            Very truly yours,

                                   F. EDWARD GUSTATSON
                                            F. EDWARD GUSTAFSON
                                            Chairman of the Board, President
                                            and Chief Executive Officer

                          ENVIRODYNE INDUSTRIES, INC.
                           701 HARGER ROAD, SUITE 190
                           OAK BROOK, ILLINOIS 60521

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 15, 1996

To the Stockholders of Envirodyne Industries, Inc.:

     NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Meeting") of Envirodyne Industries, Inc., a Delaware corporation ("Envirodyne" or the "Company"), will be held on Wednesday, May 15, 1996, at 9:00 a.m. local time, at the Drake Oak Brook Hotel, 2301 York Road, Oak Brook, Illinois, for the following purposes:

     (1) To elect seven directors to serve until the 1997 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

     (2) To ratify an amendment of the Company's 1993 Stock Option Plan;

     (3) To ratify the Company's Non-Employee Directors' Compensation Plan;

     (4) To ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 26, 1996; and

     (5) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The Board of Directors of the Company has set the close of business on March 27, 1996 as the record date (the "Record Date") for the Meeting. Only holders of Envirodyne's common stock, $.01 par value, at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will not be closed following the Record Date. For a period of ten days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be available for examination at the Company's offices during normal business hours by any Envirodyne stockholder for purposes related to the Meeting.

     You are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope to ensure that your shares are represented and voted in accordance with your wishes. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement. If you so choose, you may still vote in person at the Meeting even though you previously submitted your proxy.

                                            By order of the Board of Directors
                                   Stephen M. Schuster
                                            STEPHEN M. SCHUSTER
                                            Vice President, Secretary and
                                            General Counsel

Oak Brook, Illinois
April 11, 1996

                          ENVIRODYNE INDUSTRIES, INC.
                           701 HARGER ROAD, SUITE 190
                           OAK BROOK, ILLINOIS 60521
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                              GENERAL INFORMATION

     This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board of Directors") of Envirodyne Industries, Inc., a Delaware corporation ("Envirodyne" or the "Company"), for use at the 1996 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 15, 1996, at 9:00 a.m. local time, at the Drake Oak Brook Hotel, 2301 York Road, Oak Brook, Illinois, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the accompanying proxy card will be mailed to the holders of Envirodyne's common stock, $.01 par value (the "Common Stock"), on or about April 11, 1996.

                             PURPOSE OF THE MEETING

     Stockholders of the Company represented at the Meeting will consider and vote upon (i) the election of seven directors to serve until the 1997 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified, (ii) the ratification of an amendment of the Company's 1993 Stock Option Plan, (iii) the ratification of the Company's Non-Employee Directors' Compensation Plan, (iv) the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 26, 1996, and (v) such other business as may properly come before the Meeting. The Company is not aware of any other business to be presented for consideration at the Meeting.

                            VOTING RIGHTS AND QUORUM

     The record date set by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Meeting was the close of business on March 27, 1996 (the "Record Date"). Only holders of record of Common Stock at the close of business on the Record Date are entitled to vote at the Meeting. As of the Record Date, there were 14,479,721 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting.

     A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

     In the election of directors, each share is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. For all matters except the election of directors, each share is entitled to one vote. Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock at a meeting at which a quorum is present. Therefore, withholding authority to vote for a director and non-voted shares with respect to the election of directors will not affect the outcome of the election of directors. Each of the other proposals requires the affirmative vote of a majority of the votes cast. An abstention with respect to each such matter has the legal effect of a vote against such matter, and non-voted shares with respect to each such matter will not affect the determination of whether such matter is approved.

                               PROXY SOLICITATION

     This proxy solicitation is being made by and on behalf of the Board of Directors. The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the Meeting, the Company has retained the services of Georgeson & Co., Inc. to assist it in soliciting proxies for a fee of $5,000 plus reimbursement of out-of-pocket expenses. In addition, the Company will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record by them and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition to solicitation of proxies by Georgeson & Co., Inc., proxies may be solicited personally or by telephone or telegram by directors, officers and employees of the Company or its subsidiaries without additional compensation to them.

     The Board of Directors has selected F. Edward Gustafson and Stephen M. Schuster to act as proxies with full power of substitution. Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the seven director nominees listed below, FOR the ratification of an amendment of the Company's 1993 Stock Option Plan, FOR the ratification of the Company's Non-Employee Directors' Compensation Plan and FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending December 26, 1996. As to any other business which may properly come before the Meeting, they will vote in accordance with their best judgment, although the Company does not presently know of any such other business. Any stockholder executing a proxy may revoke the proxy at any time before it is voted by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. Any stockholder may attend the Meeting and vote in person whether or not the stockholder has previously given a proxy.

                             ELECTION OF DIRECTORS

     The entire Board of Directors of the Company will be elected to hold office until the 1997 Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified. All of the nominees are currently directors of the Company whose term will expire at the Meeting and who have agreed to serve if elected. If any nominee is not available for election at the Meeting, the proxy will be voted for an alternate nominee to be selected by the Board of Directors (unless the stockholder executing such proxy withholds authority to vote for the election of directors) or the Board of Directors may elect not to fill the vacancy and to reduce the number of directors. The Board of Directors believes that all of its present nominees will be available for election at the Meeting and will serve if elected.

     Nominees for Director. The following information has been provided by the respective nominees for election to the Board of Directors.

             NAME                 AGE                     PRINCIPAL OCCUPATION
- ------------------------------    ---     -----------------------------------------------------
Robert N. Dangremond..........    53      Mr. Dangremond has been a principal with Jay Alix &
                                          Associates, a consulting and accounting firm
                                          specializing in corporate restructurings and
                                          turnaround activities, since August 1989. Since
                                          August 1995, Mr. Dangremond has held the positions of
                                          interim Chief Executive Officer and President of
                                          Forstmann & Company, Inc., a producer of clothing
                                          fabrics. Previously, Mr. Dangremond was Chairman of
                                          the Board, President and Chief Executive Officer of
                                          AM International, Inc., a provider of graphics arts
                                          equipment, supplies and services, from February 1993
                                          to September 1994. Mr. Dangremond is also a director
                                          of AM International, Inc., Standard Brands Paint
                                          Company, a manufacturer and retailer of paints and
                                          related items, Barry's Jewelers, Inc., a jewelry
                                          retailer, and Forstmann & Company, Inc. Mr.
                                          Dangremond has served as a director of the Company
                                          since 1993.

             NAME                 AGE                     PRINCIPAL OCCUPATION
- ------------------------------    ---     -----------------------------------------------------
                                          Mr. Dangremond's appointment as interim Chief
                                          Executive Officer and President of Forstmann &
                                          Company, Inc. ("Forstmann") and, prior thereto, as
                                          Chairman of the Board, President and Chief Executive
                                          Officer of AM International, Inc. ("AMI") were each
                                          made in connection with turnaround consulting
                                          services provided by Jay Alix & Associates, of which
                                          Mr. Dangremond is a principal. On May 17, 1993, AMI
                                          filed a petition under Chapter 11 of the United
                                          States Bankruptcy Code (the "Bankruptcy Code"), and
                                          on September 29, 1993, a plan of reorganization was
                                          confirmed with respect to AMI. On September 22, 1995,
                                          Forstmann filed a petition under Chapter 11 of the
                                          Bankruptcy Code.
Avram A. Glazer...............    35      Mr. Avram A. Glazer has been employed by, and worked
                                          on behalf of, Malcolm I. Glazer and a number of
                                          entities owned and controlled by Malcolm I. Glazer,
                                          for more than the past ten years, with his principal
                                          responsibilities including identifying, implementing,
                                          monitoring and disposing of Malcolm I. Glazer's
                                          investment interests, including serving as a Vice
                                          President of First Allied Corporation ("First
                                          Allied"), an investment company, since 1985. He has
                                          served as the President and Chief Executive Officer
                                          of Zapata Corporation ("Zapata"), a marine protein
                                          business, since March 1995. He is also a director of
                                          Zapata. He also serves as a director of Houlihan's
                                          Restaurant Group, Inc. ("Houlihan's"), a restaurant
                                          holding company, and Specialty Equipment Companies,
                                          Inc. ("Specialty"), a restaurant equipment
                                          manufacturer. Avram A. Glazer has served as a
                                          director of the Company since May 1995 and is the son
                                          of Malcolm I. Glazer.
Malcolm I. Glazer.............    67      Mr. Malcolm I. Glazer has been a self-employed
                                          private investor, whose diversified portfolio
                                          consists of investments in television broadcasting,
                                          restaurants, health care, banking, real estate, stock
                                          and corporate bonds, for more than the past ten
                                          years. He has been President and Chief Executive
                                          Officer of First Allied since 1984. He is Chairman of
                                          the Board of Zapata and Chairman of the Board of
                                          Houlihan's. He also serves as a director of
                                          Specialty. Malcolm I. Glazer has served as a director
                                          of the Company since May 1995 and is the father of
                                          Avram A. Glazer.
F. Edward Gustafson...........    54      Mr. Gustafson has been Chairman of the Board,
                                          President and Chief Executive Officer of the Company
                                          since March 1996 and a director of the Company since
                                          1993. Mr. Gustafson was Executive Vice President and
                                          Chief Operating Officer of the Company from May 1989
                                          to March 1996 and President of Viskase Corporation, a
                                          wholly-owned subsidiary of the Company, from February
                                          1990 to August 1994. Mr. Gustafson has also served as
                                          Executive Vice President and Chief Operating Officer
                                          of D.P. Kelly & Associates, L.P. ("DPK"), a
                                          management services and private investment firm,
                                          since November 1988.

             NAME                 AGE                     PRINCIPAL OCCUPATION
- ------------------------------    ---     -----------------------------------------------------
                                          On January 7, 1993, Envirodyne and its major domestic
                                          subsidiaries filed petitions under Chapter 11 of the
                                          Bankruptcy Code. On December 31, 1993, Envirodyne and
                                          the debtor subsidiaries consummated a plan of
                                          reorganization and emerged from bankruptcy. Mr.
                                          Gustafson is Executive Vice President of Emerald
                                          Acquisition Corporation ("Emerald"), the former
                                          parent company of Envirodyne. On August 20, 1993,
                                          Emerald filed a petition under Chapter 11 of the
                                          Bankruptcy Code. The case is still pending.
Michael E. Heisley............    59      Mr. Heisley has for more than five years been the
                                          Chief Executive Officer of Heico Acquisitions, an
                                          investment holding company, through which Mr. Heisley
                                          has interests in various manufacturing companies. Mr.
                                          Heisley is also a director of Capsonic Group, Inc., a
                                          designer and manufacturer of molded components for
                                          the electronics and automotive industries; Pettibone
                                          Corporation, a manufacturer of material handling
                                          equipment for the construction, forestry, railroad
                                          and metals industries; Davis Wire Corp., a
                                          manufacturer of wire and wire products in the Western
                                          United States; Tom's Foods, Inc., a manufacturer and
                                          distributor of snack foods in the Southern United
                                          States; Robertson CECO, Inc., a major construction
                                          company engaged in the manufacture of metal
                                          buildings, concrete forms and curtain walls; and
                                          Nutri/System, Inc., a national weight maintenance
                                          company in North America. Mr. Heisley has served as a
                                          director of the Company since 1993.
Gregory R. Page...............    44      Mr. Page has been President of Worldwide Beef
                                          Operations of Cargill, Inc., a multi-national trader
                                          and processor of foodstuffs and other commodities,
                                          since 1994, and has prior thereto held various other
                                          positions with Cargill, Inc. From 1992 to 1994, Mr.
                                          Page was President of Cargill, Inc.'s North American
                                          Beef Operations. From 1989 to 1992, Mr. Page was
                                          Managing Director of Sun Valley Thailand, a joint
                                          venture between Cargill, Inc. and Nippon Meat
                                          Packers, as an integrated processor of poultry-based
                                          foods for the Japanese marketplace. Mr. Page has
                                          served as a director of the Company since 1993.
Mark D. Senkpiel..............    43      Mr. Senkpiel has been Senior Vice President of Trust
                                          Company of the West, an investment management firm,
                                          since January 1996. Previously, Mr. Senkpiel was for
                                          more than five years Investment Director of the
                                          Investment Management Division of Allstate
                                          Corporation, a property, liability and life insurance
                                          company. Mr. Senkpiel has served as a director of the
                                          Company since 1993.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held eight meetings and took action by written consent in lieu of meetings on two occasions in 1995. During 1995, each of the directors participated in at least 75% of the total number of such meetings of the Board of Directors and meetings of committees of the Board of Directors on which he served.

     The Board of Directors has established the following standing committees:

     Audit Committee. The principal responsibilities and authority of the Audit Committee are to review and recommend to the Board of Directors the selection of the Company's independent accountants; to review with the independent accountants the scope and results of the annual audit engagement and the system of internal accounting controls; and to direct and supervise special audit inquiries. The current members of the Audit Committee are Michael E. Heisley, Chairman, and Mark D. Senkpiel. The Audit Committee held one meeting in 1995.

     Compensation and Nominating Committee. The principal responsibilities and authority of the Compensation and Nominating Committee are to review and approve certain matters involving executive compensation; to review and approve grants of stock options and stock appreciation rights under the Company's incentive plans; to review and recommend adoption of or revisions to compensation plans and policies; and to review and make recommendations to the Board of Directors regarding such matters as the size and composition of the Board of Directors, criteria for director nominations, director candidates and such other related matters as the Board of Directors may request from time to time. The Compensation and Nominating Committee will consider director nominations by the Company's stockholders. Any such nomination should be addressed to: Corporate Secretary, Envirodyne Industries, Inc., 701 Harger Road, Suite 190, Oak Brook, Illinois 60521. The current members of the Compensation and Nominating Committee are Robert N. Dangremond, Chairman, and Gregory R. Page. The Compensation and Nominating Committee held two meetings in 1995.

     The Board of Directors may from time to time establish other committees to assist it in the discharge of its responsibilities.

                               SECURITY OWNERSHIP

     The following table and notes set forth as of April 9, 1996 the beneficial ownership, as defined by the regulations of the Securities and Exchange Commission (the "Commission"), of Common Stock held by (a) each person or group of persons known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (b) each director of the Company, (c) each executive officer of the Company listed in the Summary Compensation Table below and (d) all executive officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company.

                                               AMOUNT AND NATURE
             NAME AND ADDRESS OF                 OF BENEFICIAL                               PERCENT
               BENEFICIAL OWNER                    OWNERSHIP                                 OF CLASS
- ------------------------------------------------------------------                           --------
Malcolm I. Glazer.............................       4,191,298(1)                              28.9%
1482 South Ocean Boulevard
Palm Beach, Florida 33480
Zapata Corporation............................       4,189,298                                 28.9%
P.O. Box 4240
Houston, Texas 77210
Donald P. Kelly...............................       1,769,116(2)(3)                           12.1%
701 Harger Road, Suite 190
Oak Brook, Illinois 60521
Cargill Financial Services Corporation........       1,363,343(4)                               9.4%
6000 Clearwater Drive
Minnetonka, Minnesota 55343

                                               AMOUNT AND NATURE
             NAME AND ADDRESS OF                 OF BENEFICIAL                               PERCENT
               BENEFICIAL OWNER                    OWNERSHIP                                 OF CLASS
- ------------------------------------------------------------------                           --------
James D. Bennett..............................       1,347,156(5)                               9.3%
Restructuring Capital Associates, L.P.
450 Park Avenue
New York, New York 10022
Bennett Restructuring Fund, L.P. .............       1,087,893                                  7.5%
450 Park Avenue
New York, New York 10022
F. Edward Gustafson...........................       1,093,362(3)(6)                            7.5%
701 Harger Road, Suite 190
Oak Brook, Illinois 60521
J. S. Corcoran................................       1,008,100(3)(7)                            7.0%
701 Harger Road, Suite 190
Oak Brook, Illinois 60521
Volk Enterprises, Inc. .......................         989,190                                  6.8%
1230-1232 South Avenue
Turlock, California 95380
American Express Financial Corporation........         818,006(8)                               5.6%
IDS Tower 10
Minneapolis, Minnesota 55440
Robert N. Dangremond..........................           4,000(9)                               *
Gordon S. Donovan.............................          22,500(10)                              *
Avram A. Glazer...............................           2,000(9)                               *
Michael E. Heisley............................           2,000(9)                               *
Gregory R. Page...............................           4,000(9)                               *
Stephen M. Schuster...........................          49,944(11)                              *
Mark D. Senkpiel..............................           4,000(9)                               *
All directors and executive officers of the
  Company as a group (11 persons).............       6,138,262(1)(2)(3)(6)(7)(9)(10)(11)       41.8%

- ---------------
 (1) The ownership indicated includes 4,189,298 shares owned by Zapata Corporation ("Zapata") and 2,000 currently exercisable options to purchase shares of Common Stock granted to Mr. Glazer as a non-employee director of the Company. Mr. Glazer may be deemed to be a beneficial owner of the shares held by Zapata because Mr. Glazer beneficially owns approximately 32.8% of the outstanding common stock of Zapata and is the Chairman of the Board of Zapata. Mr. Glazer disclaims beneficial ownership of such shares.

 (2) The ownership indicated includes 643,278 shares owned by Mr. Kelly directly and warrants ("Warrants") to purchase 119,809 shares of Common Stock at an exercise price of approximately $16.08 per share, which are assumed to have been exercised for purposes of disclosing the ownership indicated and are owned by Mr. Kelly directly.

 (3) The ownership indicated includes 12,434 shares owned by D.P. Kelly & Associates, L.P. ("DPK") of which Messrs. Corcoran, Gustafson and Kelly are principals and officers. The general partner of DPK is C&G Management Company, Inc. ("C&G Management"), which is owned by Messrs. Corcoran, Gustafson and Kelly. The address of DPK and C&G Management is 701 Harger Road, Suite 190, Oak Brook, Illinois 60521. DPK also owns Warrants to purchase 4,405 shares of Common Stock, which are assumed to have been exercised for purposes of disclosing the ownership indicated. The ownership indicated includes 989,190 shares owned by Volk Enterprises, Inc. ("Volk"), whose address is

     1230-1232 South Avenue, Turlock, California 95380. Volk is controlled by Volk Holdings L.P. ("Volk Holdings"), whose general partner is Wexford Partners I L.P. ("Wexford Partners"). The general partner of Wexford Partners is Wexford Corporation ("Wexford Corp."), which is owned by Messrs. Corcoran, Gustafson and Kelly. The address for each of Volk Holdings, Wexford Partners and Wexford Corp. is 701 Harger Road, Suite 190, Oak Brook, Illinois 60521.

 (4) The ownership indicated includes 931,678 shares owned by Cargill Financial Services Corporation ("CFSC"), 318,053 shares owned by Minnetonka Limited Fund, L.P.("MLFLP") and 113,612 shares owned by GAM-Cargill Minnetonka Fund Inc.("GAM"). A subsidiary of CFSC acts as the general partner of MLFLP and as the investment advisor to GAM.

 (5) The ownership indicated includes 1,087,893 shares owned by Bennett Restructuring Fund, L.P., whose address is 450 Park Avenue, New York, New York 10022, 101,913 shares held by a managed account over which Mr. Bennett and Restructuring Capital Associates, L.P. ("RCA") have investment discretion and 157,350 shares held by Bennett Offshore Restructuring Fund, Inc. ("Bennett Offshore"). RCA is the general partner of Bennett Restructuring Fund, L.P. The general partner of RCA is Bennett Capital Corporation, of which Mr. Bennett is the sole shareholder. Mr. Bennett is also the President and controlling shareholder of Bennett Offshore Investment Corporation, an entity that is the investment manager for Bennett Offshore.

 (6) The ownership indicated includes 51,381 shares owned directly by Mr. Gustafson and 23,619 shares owned by Mr. Gustafson's spouse. Mr. Gustafson also owns Warrants to purchase 12,333 shares of Common Stock, which are assumed to have been exercised for purposes of disclosing the ownership indicated.

 (7) The ownership indicated includes 1,367 shares owned directly by Mr. Corcoran. Mr. Corcoran also owns Warrants to purchase 704 shares of Common Stock, which are assumed to have been exercised for purposes of disclosing the ownership indicated.

 (8) American Express Company ("American Express"), whose address is American Express Tower, World Financial Center, New York, New York 10285, is the parent of American Express Financial Corporation ("Financial") and may therefore be deemed to be the beneficial owner of securities owned by Financial. American Express disclaims ownership of the Common Stock owned by Financial. The ownership indicated includes 727,116 shares owned by IDS Extra Income Fund, Inc., whose address is IDS Tower 10, Minneapolis, Minnesota 55440. IDS Extra Income Fund, Inc. is advised by Financial.

 (9) The ownership indicated includes currently exercisable options to purchase 2,000 shares of Common Stock held by each non-employee director of the Company.

(10) The ownership indicated includes 2,000 shares owned directly by Mr. Donovan and 1,000 shares owned by Mr. Donovan's spouse. Mr. Donovan has been granted 19,500 options under the Company's 1993 Stock Option Plan, all of which are currently exercisable.

(11) The ownership indicated includes 15,094 shares owned directly by Mr. Schuster and 12,000 shares owned by Mr. Schuster's spouse. Mr. Schuster has been granted 22,850 options under the Company's 1993 Stock Option Plan, all of which are currently exercisable.

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors and persons who own more than 10% of the Company's outstanding Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Commission. Based upon a review of relevant filings and written representations from the Company's officers and directors, the Company believes that all required filings by such persons with respect to the year ended December 28, 1995 have been made on a timely basis.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Compensation of Directors. Each director who is not an officer of the Company received an annual retainer of $20,000 in 1995 and a fee of $1,000 for each attended meeting of the Board of Directors. Chairmen of committees of the Board of Directors received an annual retainer of $1,500 in 1995. Directors also received a fee for each attended meeting of a committee of the Board of Directors of $1,000 ($500 in the case of committee meetings occurring immediately before or after meetings of the full Board of Directors). Directors who are officers of the Company do not receive compensation in their capacity as members of the Board of Directors. On May 10, 1995 (the date of the Company's 1995 Annual Meeting of Stockholders), each non-employee director of the Company received non-qualified stock options to purchase 2,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant in accordance with the terms of the 1993 Stock Option Plan. Pursuant to such Plan, on the date of each subsequent annual meeting of stockholders, non-employee directors will be granted non-qualified stock options to purchase 1,000 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant. The Company has adopted, subject to ratification by the Company's stockholders, a Non-Employee Directors' Compensation Plan pursuant to which non-employee directors of the Company may elect to receive their director fees in the form of shares of Common Stock. See "Ratification of Non-Employee Directors' Compensation Plan."

     Compensation Committee Interlocks and Insider Participation. The Compensation and Nominating Committee of the Board of Directors consists of Messrs. Dangremond and Page, each of whom is a non-employee director of the Company. Mr. Page is the President of Worldwide Beef Operations of Cargill, Inc. In fiscal 1995, Viskase Corporation, a wholly-owned subsidiary of the Company, had sales of $18,035,000 made in the ordinary course and on arm's-length terms to Cargill, Inc. and its affiliates. Cargill Financial Services Corporation is the beneficial owner of 9.4% of the Company's outstanding Common Stock.

     Summary of Cash and Certain Other Compensation of Executive Officers. The Summary Compensation Table below provides certain summary information concerning cash compensation paid by the Company during 1995, 1994 and 1993 for services rendered by the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in 1995. In late March 1996, Mr. Kelly and Mr. Corcoran resigned from the Company, and Mr. Gustafson became Chairman of the Board, President and Chief Executive Officer of the Company. For additional information, including a description of the Amended and Restated Management Services Agreement dated as of December 31, 1993 between the Company and DPK, see "Certain Relationships and Related Transactions."

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                              ANNUAL COMPENSATION                  AWARDS
                                   -----------------------------------------    ------------
                                                                OTHER ANNUAL                     ALL OTHER
            NAME AND                       SALARY     BONUS     COMPENSATION      OPTIONS       COMPENSATION
       PRINCIPAL POSITION          YEAR    ($)(1)      ($)          $(2)           (#)(3)          ($)(4)
- --------------------------------   ----    -------    ------    ------------    ------------    ------------
Donald P. Kelly.................   1995    450,000      --          --             --                 472
Chairman of the Board,             1994    450,000      --          48,125         --                 472
President and Chief                1993    450,000      --          --             --                 472
Executive Officer(5)
F. Edward Gustafson.............   1995    390,000      --          67,772         --              12,472
Executive Vice President and       1994    390,000      --          61,496         --              16,203
Chief Operating Officer(5)         1993    390,000      --         110,370         --              10,976
J. S. Corcoran..................   1995    390,000      --          62,756         --                 472
Executive Vice President and       1994    390,000      --          78,072         --                 472
Chief Financial Officer(5)         1993    390,000      --          85,186         --                 472
Stephen M. Schuster.............   1995    157,050    42,404        23,159         --               7,154
Vice President, Secretary          1994    151,375    63,261        --             22,850           6,197
and General Counsel(6)             1993    144,750    47,406        --             --               6,320
Gordon S. Donovan...............   1995    121,156    33,520        --             19,500           5,257
Vice President, Treasurer and      1994    110,190    45,629        --             --               4,362
Assistant Secretary(6)(7)          1993    105,585    44,278        --             --               4,192

- ---------------
Footnotes:

(1) The salaries set forth above for Messrs. Kelly, Gustafson and Corcoran in each year do not include $770,000 paid to DPK for management services. See "Certain Relationships and Related Transactions."

(2) In 1994 Mr. Kelly was reimbursed for personal travel expenses in the amount of $40,500. In 1995 and 1994 Mr. Gustafson was reimbursed $22,820 and $33,503, respectively, for payment of income taxes (gross ups) on certain benefits. In 1995 and 1993 Mr. Gustafson had personal use of a Company auto at an aggregate incremental cost to the Company of $28,984 and $50,000, respectively. In 1995 and 1994 Mr. Corcoran was reimbursed $26,025 and $30,092, respectively, for payment of income taxes (gross ups) on certain benefits. In 1995, 1994 and 1993 Mr. Corcoran had personal use of a Company auto at an aggregate incremental cost to the Company of $33,055, $30,861 and $33,000, respectively. Mr. Corcoran was reimbursed for personal travel expenses in the amount of $30,780 in 1993. In 1995 Mr. Schuster had personal use of a Company auto at an aggregate incremental cost to the Company of $7,950 and was reimbursed $6,259 for payment of income taxes (gross ups) on certain benefits and $7,759 for club dues and assessments.

(3) Incentive stock options were granted in the year indicated under the 1993 Stock Option Plan.

(4) All Other Compensation consists primarily of the Company's contributions pursuant to defined contribution plans. In 1995, Mr. Gustafson, Mr. Schuster and Mr. Donovan received $12,000, $6,909 and $4,990, respectively, with respect to such Company contributions pursuant to defined contribution plans.

(5) In late March 1996, Messrs. Kelly and Corcoran resigned from the Company, and Mr. Gustafson became Chairman of the Board, President and Chief Executive Officer of the Company.

(6) Messrs. Schuster and Donovan have participated in the Envirodyne Management Incentive Plan ("MIP") with respect to the years indicated. Bonus payments are determined based upon the Company's overall financial performance and the individual's performance. Cash bonuses under the MIP are earned with respect to the year indicated and paid in the following year.

(7) Mr. Donovan is eligible for payments under the Envirodyne Long-Term Growth Plan ("LTGP"). Bonus payments are determined based upon the Company's overall financial performance. Awards under the LTGP are granted with respect to a specified year, vest if the participant continues to be employed by the

     Company at the conclusion of the second year following the year for which the award is granted and are paid out in cash shortly after vesting. The award is subject to forfeiture if the participant's employment is terminated except by reason of death, retirement or other specified circumstances. Mr. Donovan received awards of $6,250, $10,406 and $16,908 under the LTGP with respect to 1995, 1994 and 1993, respectively. The remainder of the bonus payments indicated consist of cash bonuses under the MIP.

     Stock Option Grants. The following table provides information concerning the grant of stock options to Mr. Donovan under the Company's 1993 Stock Option Plan during fiscal 1995. No stock appreciation rights ("SARs") have been granted under the 1993 Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                             PERCENT OF                                          ANNUAL
                                NUMBER OF      TOTAL                                      RATES OF STOCK PRICE
                                SECURITIES    OPTIONS                                       APPRECIATION FOR
                                UNDERLYING   GRANTED TO                                          OPTION
                                 OPTIONS     EMPLOYEES    EXERCISE OR BASE                      TERM(3)
                                 GRANTED     IN FISCAL         PRICE         EXPIRATION   --------------------
             NAME                 (#)(1)        YEAR        ($/SHARE)(2)        DATE      5%($)        10%($)
- ------------------------------- ----------   ----------   ----------------   ----------   ------       -------
Gordon S. Donovan..............   19,500        22.9%          5.0625          07/01/05   62,084       157,332

- ---------------
(1) This grant provided that one-third of the options would become exercisable on the first anniversary of the date of grant and an additional one-third of the options would become exercisable on the second and third anniversaries, respectively, of the date of grant, subject to the acceleration of exercisability upon the occurrence of certain events. Such an acceleration event occurred in August 1995.

(2) Exercise price is equal to the exercise price of other stock options granted to employees of Envirodyne or its subsidiaries under the 1993 Stock Option Plan and exceeded the market value of the Common Stock on the grant date.

(3) The potential realizable value is based on the term of the option at the date of grant (10 years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term, and that the option is exercised and sold on the last day of the option term for the appreciated stock price. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and on the sale of shares of Common Stock acquired upon exercise are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

     Stock Option Exercises and Holdings. The following table provides information concerning the exercise of options by Messrs. Schuster and Donovan during the last fiscal year and the value of unexercised options held as of December 28, 1995. No SARs have been granted under the 1993 Stock Option Plan.

    AGGREGATED OPTION EXERCISES IN 1995 AND DECEMBER 28, 1995 OPTION VALUES

                                                                             NUMBER OF
                                                                            SECURITIES
                                                                            UNDERLYING         VALUE OF
                                                  SHARES                    UNEXERCISED       UNEXERCISED
                                                 ACQUIRED                   OPTIONS AT        OPTIONS AT
                                                    ON         VALUE        12/28/95(#)       12/28/95($)
                                                 EXERCISE     REALIZED     EXERCISABLE/      EXERCISABLE/
                     NAME                          (#)          ($)        UNEXERCISABLE     UNEXERCISABLE
- -----------------------------------------------  --------     --------     -------------     -------------
Stephen M. Schuster............................      --           --         22,850/-0-         -0-/-0-
Gordon S. Donovan..............................      --           --         19,500/-0-         -0-/-0-

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Compensation and Nominating Committee (the "Committee") of the Company's Board of Directors presents the following report on executive compensation. The Committee is composed of directors who are neither officers nor employees of the Company, its subsidiaries or affiliates and who are not eligible to participate in any of the employee benefit plans administered by it, except as set forth under "Compensation of Directors and Executive Officers - Compensation of Directors."

     Until March 27, 1996, the compensation of Messrs. Kelly, Gustafson and Corcoran was governed by the terms of the Amended and Restated Management Services Agreement (the "Amended Management Services Agreement") dated as of December 31, 1993 between the Company and DPK, which provided for the annual payment by the Company to DPK of $2,000,000, payable in management fees and salaries, and the reimbursement of expenses. The Board of Directors voted on March 27, 1996 to terminate the Amended Management Services Agreement and to appoint Mr. Gustafson as Chairman of the Board, President and Chief Executive Officer of the Company. Messrs. Kelly and Corcoran thereafter resigned as executive officers of the Company, and Mr. Gustafson agreed to accept the appointment as Chairman of the Board, President and Chief Executive Officer. The salaries disclosed in the Summary Compensation Table above received by Messrs. Kelly, Gustafson and Corcoran represent the portion of the $2,000,000 payment elected by Messrs. Kelly, Gustafson and Corcoran to be taken in the form of salaries. The allocation of salaries among Messrs. Kelly, Gustafson and Corcoran was designated jointly by Messrs. Kelly, Gustafson and Corcoran. The overall $2,000,000 was established in the context of the Company's plan of reorganization ("Plan of Reorganization"), consummated on December 31, 1993, under Chapter 11 of the Bankruptcy Code through negotiations between the principals of DPK and representatives of the Official Bondholder Committee in the Company's bankruptcy case. For additional information on the Amended Management Services Agreement, see "Certain Relationships and Related Transactions."

     The Committee is presently evaluating the compensation to be paid to Mr. Gustafson as Chairman of the Board, President and Chief Executive Officer of the Company. In its evaluation, the Committee is examining the overall compensation, and the specific components of compensation, paid to chief executive officers of companies of generally similar size as and in similar industries to the Company. For other executives, the Committee periodically evaluates the base compensation, bonus and stock-based compensation of such executives in light of generally prevailing compensation levels of similarly situated companies known to Committee members through their business experience and principal occupations.

     In addition to base salary, the principal components of the Company's total compensation program include annual cash bonuses under the Management Incentive Plan based primarily on the financial performance of the Company's operating units and secondarily on individual performance, awards under the Long-Term Growth Plan which consist of cash awards that vest if the employee remains employed by the Company for a period of two years following the year for which the award is granted, and grants of incentive awards in the form of stock options under the Company's 1993 Stock Option Plan. Grants made by the Committee in 1995 are reported in the Option Grants in Last Fiscal Year table set forth above.

                                            Compensation and Nominating
                                            Committee

                                            ROBERT N. DANGREMOND (Chairman)
                                            GREGORY R. PAGE

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing the quarterly change in the cumulative total stockholder return of the Common Stock against the cumulative total return of the NASDAQ Non-Financial Services Index and a peer group of plastic film manufacturing or food packaging companies consisting of AEP Industries Inc., Atlantis Plastics, Inc., Ball Corporation, Bemis Company, Inc., Carlisle Plastics, Inc., Liqui-Box Corporation, Sealed Air Corporation and Sealright Co., Inc. for the period commencing December 31, 1993, which, for financial reporting purposes, was the date that the Common Stock was distributed pursuant to Envirodyne's Plan of Reorganization, and ending December 28, 1995. The graph assumes an investment of $100 on December 31, 1993 and the reinvestment of dividends and other distributions to stockholders.

                            CUMULATIVE TOTAL RETURN
           BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31, 1993

                                                    NASDAQ
                                  ENVIRODYNE      NON-FINAN-
      MEASUREMENT PERIOD          INDUSTRIES      CIAL COMPA-    PEER GROUP I
    (FISCAL YEAR COVERED)            INC.         NIES INDEX         NDEX
DEC-93                                  100.00          100.00          100.00
JUN-94                                   42.35           87.79           94.25
DEC-94                                   38.82           95.84          108.66
JUN-95                                   45.88          119.17          120.87
DEC-95                                   32.94          131.77          119.88

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 27, 1996, the Board of Directors voted to terminate the Amended Management Services Agreement pursuant to which DPK provided corporate management services to the Company. The termination of the Amended Management Services Agreement requires the Company to make a termination payment of $2,000,000 to DPK. For fiscal 1995, the Company paid DPK $770,000 for services provided under the Amended Management Services Agreement. Messrs. Kelly, Gustafson and Corcoran, executive officers and limited partners of DPK, received directly from the Company combined annual salaries of $1,230,000 as executive officers of the Company.

     In fiscal 1995, the Company made payments of $156,000 to an affiliate of DPK for the use of a jet aircraft on an as-needed basis. The usage charge is based upon an hourly rate comparable to that which would be charged by a non-affiliated company for use of a chartered corporate aircraft. During fiscal 1995 the Company purchased products in the ordinary course from affiliates of DPK in the amount of $1,537,000. During fiscal 1995, the Company sublet office space from DPK for which it paid $151,000 in rent. The rent is comparable to that which would be charged to a non-affiliated company for use of this office space. During fiscal 1995, the Company reimbursed a non-affiliated medical plan in the aggregate amount of $79,344 for medical claims of Messrs. Kelly, Gustafson and Corcoran.

     In ARTRA Group Incorporated v. Salomon Brothers Holding Company Inc, Salomon Brothers Inc, D.P. Kelly & Associates, L.P., Donald P. Kelly, Charles K. Bobrinskoy, James L. Massey, William Rifkind and Michael Zimmerman, Case No. 93 A 1616, United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"), ARTRA Group Incorporated ("ARTRA") alleges breach of fiduciary duty and tortious inference in connection with the negotiation and consummation of the Plan of Reorganization. In ARTRA Group Incorporated v. Salomon Brothers Holding Company Inc, Salomon Brothers Inc, D.P. Kelly & Associates, L.P., Donald P. Kelly, Charles K. Bobrinskoy and Michael Zimmerman, Case No. 93 L 2198, Circuit Court of the Eighteenth Judicial Circuit, DuPage County, Illinois, ARTRA alleges breach of fiduciary duty, fraudulent and negligent misrepresentation and breach of contract in connection with the 1989 acquisition of Envirodyne by Emerald Acquisition Corporation. The plaintiff seeks damages in the total amount of $136,200,000 plus interest and punitive damages of $408,600,000. DPK and Mr. Kelly have asserted common law and contractual rights of indemnity against Envirodyne for attorneys' fees, costs and any ultimate liability relating to the claims set forth in the complaints. During fiscal 1995, the Company advanced a total of $52,000 to attorneys retained by DPK and Mr. Kelly with respect to defense costs in the Bankruptcy Court proceeding, based upon DPK's undertaking to repay such funds in the event it is ultimately determined that DPK is not entitled to indemnification.

     In fiscal 1995, Viskase Corporation, a wholly-owned subsidiary of the Company, had sales of $18,035,000 to Cargill, Inc. and its affiliates. Such sales were made in the ordinary course and on arm's-length terms. Cargill Financial Services Corporation is the beneficial owner of 9.4% of the Company's outstanding Common Stock, and Gregory R. Page, President of Worldwide Beef Operations of Cargill, Inc., is a director of the Company.

              RATIFICATION OF AMENDMENT OF 1993 STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan (the "1993 Plan") was created on December 31, 1993, adopted and ratified by the Board of Directors on April 6, 1995 and approved by the stockholders of the Company at the 1995 Annual Meeting of Stockholders. The Board of Directors has adopted, subject to stockholder approval, an amendment of the 1993 Plan (i) to increase the number of shares of Common Stock authorized to be issued thereunder pursuant to stock options and stock appreciation rights ("SARs") from 650,000 to 1,550,000 and (ii) to delete provisions which previously prohibited certain executive officers of the Company from participating in the 1993 Plan. As amended, all employees of the Company (approximately 4,900), and all non-employee directors of the Company, are eligible to participate in the 1993 Plan. The following is a summary of the 1993 Plan (as amended and restated through March 27, 1996), a complete copy of which is attached as Appendix A. The discussion is qualified in its entirety by reference to Appendix A.

ADMINISTRATION

     The 1993 Plan is administered by the Compensation and Nominating Committee (the "Committee") of the Board of Directors. Each of the members of the Committee is a "disinterested director" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall from time to time designate the employees of the Company who shall be granted incentive awards under the 1993 Plan and the amount and type of such incentive awards. The Committee shall have full authority to administer the 1993 Plan including authority to interpret and construe any provision thereof and the terms of any incentive award issued thereunder and to adopt such rules and regulations for administering the 1993 Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties, provided that such decisions reflect compliance with the terms and provisions of the 1993 Plan.

TYPES OF AWARDS

     The 1993 Plan provides for the grant of incentive stock options, non-qualified stock options and SARs. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of grant. The exercise price of a non-qualified option shall be such price as the Committee shall determine. Each incentive award shall vest with respect to one-third of the shares covered thereby on each of the first, second and third anniversaries, respectively, of the date of grant, subject to earlier exercisability upon the occurrence of certain events. No incentive award shall be exercisable after the expiration of ten years from the date of its grant. The type and amount of awards, the time when made, the term, the exercise price, the exercise provisions, the method of payment and any other terms of the award will be determined by the Committee at the time of grant, subject to the express provisions of the 1993 Plan. Awards which are not yet exercisable are accelerated upon any "change in control" of the Company, as defined in the 1993 Plan, occurring after the time of grant. All options which have been granted under the 1993 Plan are currently exercisable. In the event that the employment of a participant with the Company terminates for any reason other than disability, retirement, cause or death, options and SARs granted to such participant that are exercisable at the time of such termination shall generally remain exercisable for a period of sixty days following such termination. If the employment terminates because of disability, retirement or death, exercisable options and SARs shall generally remain exercisable for a period of one year following the date of termination. In the event of termination of employment for cause, all of the participant's options and SARs shall expire on the date of termination.

NON-EMPLOYEE DIRECTOR OPTIONS

     On the date of the Company's 1995 Annual Meeting of Stockholders, non-employee directors were granted non-qualified options to purchase 2,000 shares of Common Stock at an option exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. On the date of each subsequent annual meeting of stockholders (including the Meeting), non-employee directors will automatically be granted non-qualified options to purchase 1,000 shares of Common Stock at an option exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. Such options are exercisable in part or in full on and after the date of grant and expire ten years after the date of grant. If a non-employee director ceases to be a director of the Company for any reason, each option held by such holder shall be exercisable for a period of three months after the date of such holder's ceasing to be a director or until the expiration of the term of such option, whichever period is shorter.

STOCK SUBJECT TO THE 1993 PLAN

     The amount of Common Stock underlying awards under the 1993 Plan may not exceed 1,550,000 shares in the aggregate (subject to anti-dilution adjustments). Shares underlying awards that expire or terminate unexercised are thereafter available for further grants. The closing bid price of the Common Stock on April 8, 1996 was $3.50 per share.

TERM AND AMENDMENT

     The 1993 Plan was originally adopted on December 31, 1993. No awards may be made under the 1993 Plan after May 27, 2004. The Board of Directors may at any time suspend or discontinue the 1993 Plan or revise or amend it in any respect whatsoever, except that without approval of the stockholders no revision or amendment shall increase the number of shares of Common Stock that may be issued under the 1993 Plan (except pursuant to anti-dilution adjustments), materially increase the benefits accruing to individuals holding incentive awards granted pursuant to the 1993 Plan or materially modify the requirements as to eligibility for participation in the 1993 Plan.

ADJUSTMENT PROVISIONS

     The number of shares of Common Stock covered by each outstanding option or SAR, and the number of shares of Common Stock which are then available under the 1993 Plan, as well as the price per share covered by each outstanding option or SAR generally will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, the payment of a stock dividend with respect to the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

GRANT INFORMATION

     The following table sets forth the incentive stock option grants that have been made pursuant to the 1993 Plan. The exercise price with respect to all such grants was equal to or greater than the fair market value of the Common Stock on the date of the grant. Eligible officers and employees to be selected for incentive awards under the 1993 Plan in the future will vary from year to year. It is accordingly not currently possible to determine incentive awards that will be made in the future.

                               NEW PLAN BENEFITS

                             1993 STOCK OPTION PLAN

                                                                         DOLLAR      NUMBER
                           NAME AND POSITION(1)                         VALUE($)   OF OPTIONS
    ------------------------------------------------------------------  --------   ----------
    Donald P. Kelly...................................................     --              0
    Chairman of the Board, President
    and Chief Executive Officer
    F. Edward Gustafson...............................................     --              0
    Executive Vice President
    and Chief Operating Officer
    J. S. Corcoran....................................................     --              0
    Executive Vice President
    and Chief Financial Officer
    Stephen M. Schuster...............................................     --         22,850
    Vice President, Secretary
    and General Counsel
    Gordon S. Donovan.................................................     --         19,500
    Vice President, Treasurer
    and Assistant Secretary
    Executive Officer Group(1) (3 Persons)............................     --         42,350
    Non-Executive Director Group (6 persons)..........................     --         12,000
    Non-Executive Officer Employee Group(2) (21 persons)..............     --        369,880

- ---------------

(1) Messrs. Kelly and Corcoran have resigned from the Company, and Mr. Gustafson has been appointed Chairman of the Board, President and Chief Executive Officer of the Company.

(2) A total of 486,120 options have been granted under the 1993 Plan. 61,890 options have been terminated in accordance with their terms.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States federal income tax consequences of awards made under the 1993 Plan.

     Stock Options. A participant will not recognize any income upon the grant of a stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant generally will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

     SARs. A participant will not recognize any taxable income upon the grant of SARs. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of an SAR equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company will be entitled to a corresponding deduction.

     Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code of 1986 (the "Code") generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's other four most highly compensated officers. Compensation under the 1993 Plan with respect to options and SARs granted at not less than fair market value (at least through the Company's 1998 Annual Meeting of Stockholders) is not expected to be subject to the $1 million deduction limit under Section 162(m) of the Code.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AMENDMENT OF THE 1993 PLAN.

                          RATIFICATION OF NON-EMPLOYEE
                          DIRECTORS' COMPENSATION PLAN

     Each director who is not an officer of the Company receives an annual retainer of $20,000 and a fee of $1,000 for each attended meeting of the Board of Directors. Chairmen of committees of the Board of Directors receive an annual retainer of $1,500. Directors also receive a fee for each attended meeting of a committee of the Board of Directors of $1,000 ($500 in the case of committee meetings occurring immediately before or after meetings of the full Board of Directors). Directors who are officers of the Company do not receive compensation in their capacity as members of the Board of Directors.

     On March 27, 1996, the Board of Directors adopted, subject to ratification by the Company's stockholders, a Non-Employee Directors' Compensation Plan (the "Director Compensation Plan") pursuant to which non-employee directors of the Company may elect to receive their director fees in the form of shares of Common Stock. The purpose of the Director Compensation Plan is to solidify the common interests of participating directors with the Company's stockholders by paying director fees in shares of Common Stock. The following is a summary of the Director Compensation Plan, a complete copy of which is attached as Appendix B. The discussion is qualified in its entirety by reference to Appendix B.

ELIGIBILITY

     Those members of the Board of Directors of the Company who are not employees of the Company or any of its subsidiaries are eligible to participate in the Director Compensation Plan.

GENERAL DESCRIPTION

     The Director Compensation Plan authorizes non-employee directors of the Company to elect to receive all, but not less than all, of their director fees in the form of shares of Common Stock. An election by a director to participate is effective with respect to fees paid more than six months subsequent to the date of such election and continues in effect until six months following the date of any further election by the director no longer to participate in the Director Compensation Plan. Payments of Common Stock will be made under the Director Compensation Plan to participants every three months, with the number of shares constituting such payment to be based on the average of the closing bid and asked prices of the Common Stock on the business day preceding the date such Common Stock is issuable.

AMENDMENT

     The Board of Directors may at any time amend the Director Compensation Plan, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Rule 16b-3 under the Exchange Act.

TERM

     The Director Compensation Plan will become effective upon approval by the Company's stockholders and will remain in effect until the earlier of December 31, 2006 or the date on which no further shares of Common Stock are available for issuance thereunder.

SHARES RESERVED FOR THE DIRECTOR COMPENSATION PLAN

     200,000 shares of Common Stock will be reserved for the Director Compensation Plan.

                               NEW PLAN BENEFITS

                   NON-EMPLOYEE DIRECTORS' COMPENSATION PLAN

                     NAME AND POSITION                    DOLLAR VALUE($)    NUMBER OF SHARES
    ---------------------------------------------------   ---------------    ----------------
    Non-Employee Directors (currently 6 persons).......   Indeterminable*    Indeterminable*

- ---------------
* The Director Compensation Plan authorizes, but does not require, non-employee directors of the Company to receive their director fees in the form of Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE NON-EMPLOYEE DIRECTORS' COMPENSATION PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Coopers & Lybrand L.L.P. has been appointed by the Board of Directors as the Company's independent accountants for the fiscal year ending December 26, 1996. Representatives of Coopers & Lybrand L.L.P. are expected to attend the Meeting. They will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 26, 1996.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies in the enclosed proxy card will vote on such matters in accordance with their best judgment.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual stockholder meetings, consistent with rules adopted by the Commission. Such proposals must be received by the Company not later than December 12, 1996 to be considered for inclusion in the proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Envirodyne Industries, Inc., 701 Harger Road, Suite 190, Oak Brook, Illinois 60521.

                        1995 ANNUAL REPORT ON FORM 10-K

     A copy of the Company's 1995 Annual Report on Form 10-K (the "Form 10-K"), as filed with the Commission, is included as part of the Company's 1995 Annual Report which accompanied this Proxy Statement. Additional copies of the Form 10-K are available to stockholders without charge on request in writing to the following address: Envirodyne Industries, Inc., 701 Harger Road, Suite 190, Oak Brook, Illinois 60521.

                                          ENVIRODYNE INDUSTRIES, INC.

Oak Brook, Illinois
April 11, 1996

                                                                      APPENDIX A

               ENVIRODYNE INDUSTRIES, INC. 1993 STOCK OPTION PLAN
                (AS AMENDED AND RESTATED THROUGH MARCH 27, 1996)

1. PURPOSE OF THE PLAN

     This Envirodyne Industries, Inc. 1993 Stock Option Plan is intended to promote the interests of the Company by providing the employees of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the employ of the Company and by attracting and retaining well-qualified directors.

2. DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of Envirodyne.

     (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in gross misconduct which could reasonably be expected to be materially and demonstrably injurious to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

     (c) "Change in Control" shall mean any of the following:

          (i) any Person (an "Acquiring Person") becomes the "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act, a "Beneficial Owner"), directly or indirectly, of securities of Envirodyne representing 20% or more of the combined voting power of Envirodyne's then outstanding securities, other than beneficial ownership by a Participant, the Company, any employee benefit plan of the Company or any person or entity organized, appointed or established pursuant to the terms of any such benefit plan;

          (ii) Envirodyne's stockholders approve an agreement to merge or consolidate Envirodyne with another corporation, or an agreement providing for the sale of substantially all of the assets of Envirodyne to one or more corporations, in any case other than with or to a corporation 50% or more of which is controlled by, or is under common control with, Envirodyne; or

          (iii) during any two-year period, individuals who at the date on which the period commences constitute a majority of the Board of Directors cease to constitute a majority thereof for any reason; provided, however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least a majority of the directors who were directors at the beginning of such period (either actually or by prior operation of this provision), other than any director who is so approved in connection with any actual or threatened contest for election to positions on the Board of Directors.

The Committee may, in its absolute discretion, define the term Change in Control to mean, with respect to any Incentive Award, the occurrence of other events in addition to those described in clauses (i) - (iii) of this Section 2(c).

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (e) "Committee" shall mean the Stock Option Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

     (f) "Common Stock" shall mean Envirodyne's common stock, $.01 par value per share.

     (g) "Company" shall mean Envirodyne and each of its Subsidiaries.

     (h) "Disability" shall mean a condition entitling a Participant to benefits under the long-term disability policy maintained by the Company and applicable to him.

     (i) "Envirodyne" shall mean Envirodyne Industries, Inc., a Delaware corporation, and its successors.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) the "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the average of the high and low sales prices on such day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or
(iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

     (l) "Incentive Award" shall mean an Option, LSAR, Tandem SAR or Stand-Alone SAR granted pursuant to the terms of the Plan.

     (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (n) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

     (o) "Non-Employee Director" shall mean any director of Envirodyne who is not an officer or employee of Envirodyne or any Subsidiary.

     (p) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (q) "Option" shall mean an option to purchase shares of Common Stock of Envirodyne granted pursuant to Section 6 or Section 11 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (r) "Participant" shall mean an employee of the Company (or a Non-Employee Director) to whom an Incentive Award is granted pursuant to the Plan, and upon his death, his successors, heirs, executors and administrators, as the case may be.

     (s) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

     (t) "Plan" shall mean this Envirodyne Industries, Inc. 1993 Stock Option Plan, as it may be amended from time to time.

     (u) "Retirement" shall mean the termination of the employment of a Participant with the Company on or after (i) the first date on which the Participant has both attained age 55 and completed 5 years of service with the Company or (ii) the date on which the Participant attains age 65.

     (v) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (w) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

     (x) "Subsidiary" shall mean any "subsidiary corporation" of Envirodyne within the meaning of Section 425(f) of the Code.

     (y) "Tandem SAR" shall mean a stock appreciation right granted pursuant to
Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

3. STOCK SUBJECT TO THE PLAN

     Under the Plan, the Committee may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs and (iv) Stand-Alone SARs. Subject to adjustment as provided in Section 10 hereof, the Committee may grant Options and Stand-Alone SARs under the Plan to Participants under the Plan with respect to a number of shares of Common Stock that in the aggregate does not exceed 1,550,000 shares. The grant of an LSAR or Tandem SAR shall not reduce the number of shares of Common Stock with respect to which Options or Stand-Alone SARs may be granted pursuant to the Plan.

     In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is cancelled for any reason (other than pursuant to Sections 7(b)(2) or 8(b)(3) hereof), the shares of Common Stock subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is cancelled pursuant to Sections 7(b)(2) or 8(b)(3) hereof by reason of the exercise of an LSAR or a Tandem SAR, the shares of Common Stock subject to the cancelled portion of such Option shall not again be available for grants under the Plan.

     Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties, provided that such decisions reflect compliance with the terms and provisions of this Plan.

     The Committee may, in its absolute discretion, accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable or, subject to Section 6(c)(1) and Section 9(c)(1) hereof, extend the term of any Option or Stand-Alone SAR granted under the Plan. In addition, the Committee may in its absolute discretion grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

     The determination of whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be made by the Committee.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Envirodyne shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in any case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company who are largely responsible for the management, growth and protection of the business of the Company as the Committee shall select from time to time. Non-Employee Directors shall be eligible to participate in the Plan in accordance with Section 11.

6. OPTIONS

     The Committee may grant Options pursuant to the Plan to Participants, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a) Identification of Options

     All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

     (b) Exercise Price

     The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

     (c) Term and Exercise of Options

     (1) Each Option shall become exercisable with respect to one-third of the number of shares of Common Stock subject to such Option upon the first anniversary of the date on which such Option is granted and with respect to an additional one-third of the number of shares of Common Stock subject thereto on each subsequent anniversary of such date. Subject to the immediately preceding sentence, each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

     (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

     (3) An Option shall be exercised by delivering notice to Envirodyne's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Chief Financial Officer of Envirodyne, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Chief Financial Officer of Envirodyne shall require from time to time.

     (4) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

     (5) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d) Limitations on Grant of Incentive Stock Options

     (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Envirodyne as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

     (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Envirodyne or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the per share exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e) Effect of Termination of Employment

     (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, Retirement, Cause or death
(i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the sixtieth (60th) day following such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

     (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability, Retirement or death of the Participant, such Participant shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Options granted to him hereunder to the extent that such Options were exercisable at the time of such termination or would have become exercisable had his employment continued until the first anniversary of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

     (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination; provided, however, that no Participant shall be deemed to have been terminated for Cause during the two year period following any Change in Control.

     (4) In addition to any other acceleration of exercisability provided under this Plan, an Option shall be deemed to be exercisable on the date of the termination of the employment of a Participant with the Company to the extent that the Committee so provides in writing, provided that such acceleration occurs prior to the first anniversary of such termination of employment.

     (f) Consequences Upon Change in Control

     Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. Options that are granted at such time as there is a pre-existing Acquiring Person shall not be fully and immediately exercisable pursuant to the preceding sentence unless and until there occurs a later Change in Control (including without limitation the existence of a new Acquiring Person).

     (g) Cash Bonuses and Loans

     (1) The Committee may, in its absolute discretion, grant to any Participant a cash bonus in an amount determined by the Committee to enable the Participant to pay any federal, state or local income taxes arising out of the exercise of an Option.

     (2) The Committee may, in its absolute discretion, provide a loan to any Participant in an amount determined by the Committee to enable the Participant to pay (i) any federal, state or local income taxes arising out of the exercise of an Option or (ii) the exercise price with respect to any Option. Any such loan (i) shall be for such term and at such rate of interest as the Committee may determine, (ii) shall be evidenced by a promissory note in a form determined by the Committee and executed by the Participant and (iii) shall be subject to such other terms and conditions as the Committee may determine.

7. LIMITED STOCK APPRECIATION RIGHTS

     The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

     (a) Benefit Upon Exercise

     (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greatest of
(A) the highest price per share of Common Stock paid in the Change in Control in connection with which such LSAR became exercisable, (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control and (C) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

     (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of shares of Common Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the effective date of such exercise over
(ii) the exercise price of the related Option. Such payment shall be paid as soon as practicable, but in no event later than the expiration of five business days after the effective date of such exercise.

     (b) Term and Exercise of LSARs

     (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of ninety days after such date. Notwithstanding the immediately preceding sentence, in the event that an LSAR held by any Participant who is or may be subject to the provisions of Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of ninety days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

     (2) The exercise of an LSAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 7(b)(2)), with respect to a number of shares of Common Stock, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

     (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

     (4) During the lifetime of a Participant, each LSAR granted to him shall be exercisable only by him. No LSAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

     (5) An LSAR shall be exercised by delivering notice to Envirodyne's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

8. TANDEM STOCK APPRECIATION RIGHTS

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of shares of Common Stock less than or equal to the number of shares of Common Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

     (a) Benefit Upon Exercise

     (1) The exercise of a Tandem SAR with respect to any number of shares of Common Stock prior to the occurrence of a Change in Control shall entitle a Participant to (i) a cash payment, for each such share, equal to the excess of
(A) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (B) the exercise price of the related Option, (ii) the issuance or transfer to the Participant of a number of shares of Common Stock which on the date of the exercise of the Tandem SAR have a Fair Market Value equal to such excess or (iii) a combination of cash and shares of Common Stock in amounts equal to such excess, all as determined by the Committee in its discretion. Such payment, transfer or issuance shall occur as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (2) The exercise of a Tandem SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, (A) in the case of a Tandem SAR relating to a Non-Qualified Stock Option, equal to the excess of (i) the greater of (x) the highest price per share of Common Stock paid in connection with such Change in Control, (y) the Fair Market Value of a share of Common Stock on the date of such Change in Control and (z) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the related Option and (B) in the case of a Tandem SAR relating to an Incentive Stock Option, equal to the excess of (i) the Fair Market Value of a share of Common Stock on the date of such exercise over

(ii) the exercise price of the related Option. Such payment shall occur as soon as practicable, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b) Term and Exercise of Tandem SAR

     (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the nearest whole number) as its related Option. Notwithstanding the immediately preceding sentence, (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a share of Common Stock only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

     (2) Notwithstanding the first sentence of Section 8(b)(1) hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Committee, subject to
Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such Section 16(b).

     (3) The exercise of a Tandem SAR with respect to a number of shares of Common Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(3)), with respect to a number of shares of Common Stock shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of shares of Common Stock subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be cancelled in the order in which they became exercisable.

     (4) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

     (5) During the lifetime of a Participant, each Tandem SAR granted to him shall be exercisable only by him. No Tandem SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution and otherwise than together with its related Option.

     (6) A Tandem SAR shall be exercised by delivering notice to Envirodyne's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9. STAND-ALONE STOCK APPRECIATION RIGHTS

     The Committee may grant Stand-Alone SARs pursuant to the Plan, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

     (a) Exercise Price

     The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

     (b) Benefit Upon Exercise

     The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock prior to the occurrence of a Change in Control shall entitle a Participant to (i) a cash payment, for each such share, equal to the excess of
(A) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (B) the exercise price of the Stand-Alone SAR, (ii) the issuance or transfer to the Participant of a number of shares of Common Stock which on the date of the exercise of the Stand-Alone SAR have a Fair Market Value equal to such excess or (iii) a combination of cash and shares of Common Stock in amounts equal to such excess, all as determined by the Committee in its absolute discretion. The exercise of a Stand-Alone SAR with respect to any number of shares of Common Stock upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Common Stock paid in connection with such Change in Control, (B) the Fair Market Value of a share of Common Stock on the date of such Change in Control and (C) the Fair Market Value of a share of Common Stock on the effective date of such exercise over (ii) the exercise price of the Stand-Alone SAR. Such payment, transfer or issuance shall occur as soon as practicable, but in no event later than five business days, after the effective date of the exercise.

     (c) Term and Exercise of Stand-Alone SARs

     (1) Each Stand-Alone SAR shall become exercisable with respect to one-third of the number of shares of Common Stock subject to each such Stand-Alone SAR upon the first anniversary of the date on which such Stand-Alone SAR is granted and with respect to an additional one-third of the number of shares of Common Stock subject thereto on each subsequent anniversary of such date. Subject to the immediately preceding sentence, each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Stand-Alone SAR.

     (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

     (3) A Stand-Alone SAR shall be exercised by delivering notice to Envirodyne's principal office, to the attention of its Chief Financial Officer, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall specify the number of shares of Common Stock with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

     (4) During the lifetime of a Participant, each Stand-Alone SAR granted to him shall be exercisable only by him. No Stand-Alone SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     (d) Effect of Termination of Employment

     (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Disability, Retirement, Cause or death
(i) Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the sixtieth (60th) day following such termination, on which date they shall expire, and (ii) Stand-Alone SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

     (2) In the event that the employment of a Participant with the Company shall terminate on account of the Disability, Retirement or death of the Participant, such Participant shall be entitled to exercise, at any time or from time to time until the first anniversary of such termination, Stand-Alone SARs granted to him to the extent that they were exercisable at the time of such termination or would have become exercisable had his employment continued until the first anniversary of such termination; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of its term.

     (3) In the event of the termination of a Participant's employment for Cause, all outstanding Stand-Alone SARs granted to such Participant shall expire at the commencement of business on the date of such termination; provided, however, that no Participant shall be deemed to have been terminated for Cause during the two year period following any Change in Control.

     (4) In addition to any other acceleration of exercisability provided under this Plan, a Stand-Alone SAR shall be deemed to be exercisable on the date of the termination of the employment of a Participant with the Company to the extent the Committee so provides in writing, provided that such acceleration occurs prior to the first anniversary of such termination of employment.

     (e) Consequences Upon Change in Control

     Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. Stand-Alone SARs that are granted at such time as there is a pre-existing Acquiring Person shall not be fully and immediately exercisable pursuant to the preceding sentence unless and until there occurs a later Change in Control (including without limitation the existence of a new Acquiring Person).

10. ADJUSTMENT UPON CHANGES IN COMMON STOCK

     (a) Shares Available for Grants

     In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options and Stand-Alone SARs shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options and Stand-Alone SARs may be granted as the Committee may deem appropriate.

     (b)Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -- Increase or Decrease in Issued Shares Without Consideration

     Subject to any required action by the shareholders of Envirodyne, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by Envirodyne, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR and the exercise price per share of Common Stock of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

     (c)Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -- Certain Mergers

     Subject to any required action by the shareholders of Envirodyne, in the event that Envirodyne shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

     (d)Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -- Certain Other Transactions

     In the event of (i) a dissolution or liquidation of Envirodyne, (ii) a sale of all or substantially all of Envirodyne's assets, (iii) a merger or consolidation involving Envirodyne in which Envirodyne is not the surviving corporation or (iv) a merger or consolidation involving Envirodyne in which Envirodyne is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (i) cancel, effective immediately prior to the occurrence of such event, each Option (including each LSAR and Tandem-SAR related thereto) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option or Stand-Alone SAR was granted an amount in cash, for each share of Common Stock subject to such Option or Stand-Alone SAR, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option or Stand-Alone SAR; or

          (ii) provide for the exchange of each Option (including any related LSAR or Tandem SAR) and Stand-Alone SAR outstanding immediately prior to such event (whether or not then exercisable) for an option or a stock appreciation right with respect to, as appropriate, some or all of the property for which such Option or Stand-Alone SAR is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the Participant to whom such Option or Stand-Alone SAR was granted in partial consideration for the exchange of the Option or Stand-Alone SAR.

     (e) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs -- Other Changes

     In the event of any change in the capitalization of Envirodyne or corporate change other than those specifically referred to in Sections 10(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs and Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR as the Committee may consider appropriate to prevent such change in capitalization or other corporate change from having an adverse impact on the Participants.

     (f) No Other Rights

     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Envirodyne or any other corporation. Except as expressly provided in the Plan, no issuance by Envirodyne of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

11. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     (a) Eligibility

     Each Non-Employee Director shall be granted Options in accordance with this
Section 11. The Options shall be evidenced by agreements in such forms as the Committee shall from time to time approve. All Options granted under this
Section 11 shall constitute Non-Qualified Stock Options.

     (b) Grants of Stock Options

     Each Non-Employee Director shall be granted Non-Qualified Stock Options as follows:

     (1) Time of Grant

     On the date of the 1995 annual meeting of stockholders of the Company, each person who is a Non-Employee Director after such annual meeting of stockholders shall be granted an Option to purchase 2,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of a share of Common

Stock on the date of grant of such Option. On the date of each subsequent annual meeting of stockholders of the Company, each person who is a Non-Employee Director after such annual meeting of stockholders shall be granted an Option to purchase 1,000 shares of Common Stock (which amount shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders) at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such Option.

     (2) Option Period and Exercisability

     Each Option granted under this Section 11 shall be exercisable in part or in full at any time after the grant thereof, provided that such Option shall expire 10 years after its date of grant or on such earlier date as hereafter provided. An exercisable Option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 11 shall be exercisable in accordance with the procedures set forth in Sections 6(c)(2) through 6(c)(5).

     (c) Termination of Directorship

     If the holder of an Option granted under this Section 11 ceases to be a director of the Company for any reason, each such Option held by such Participant shall be exercisable for a period of three months after the date of such Participant's ceasing to be a director or until the expiration of the term of such Option, whichever period is shorter.

12. RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13. NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or other agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder, and the Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any other time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14. SECURITIES AND OTHER MATTERS

     (a) Envirodyne shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, Envirodyne shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until Envirodyne is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Envirodyne shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Envirodyne may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. Envirodyne shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     (c) Envirodyne may, in its sole discretion, defer the effectiveness of any exercise of a Tandem SAR or a Stand-Alone SAR granted hereunder to the extent that the payment of cash by Envirodyne to the Participant upon such exercise would violate or otherwise conflict with any agreement to which Envirodyne is a party or by which Envirodyne is bound. Envirodyne shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of a Tandem SAR or Stand-Alone SAR granted hereunder. During the period that the effectiveness of the exercise of a Tandem SAR or Stand-Alone SAR has been deferred, the Participant may, by written notice, withdraw such exercise.

15. WITHHOLDING TAXES

     (a) Cash Remittance

     Whenever shares of Common Stock are to be issued upon the exercise of an Option, Envirodyne shall have the right to require the Participant to remit to Envirodyne in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, Envirodyne shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise.

     (b) Stock Remittance

     At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, the Participant may tender to Envirodyne a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or grant. Such election shall satisfy the Participant's obligations under Section 15(a) hereof, if any.

     (c) Stock Withholding

     At the election of the Participant, subject to the approval of the Committee, when shares of Common Stock are to be issued upon the exercise of an Option, Envirodyne shall withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise or grant. Such election shall satisfy the Participant's obligations under Section 15(a) hereof, if any.

     (d) Participants Subject to Section 16(b)

     With respect to any Participant who is subject to the provisions of Section 16(b) of the Exchange Act and who has not made an election pursuant to Section 83(b) of the Code, upon the expiration of six-months following the Participant's exercise of an Option, the Participant shall remit to Envirodyne in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares, unless the Participant has made an election pursuant to Section 15(b) or (c) hereof, in which case the Participant shall tender a number of shares prior to such delivery, or Envirodyne shall withhold a number of shares, respectively, determined pursuant to such Paragraph.

     (e) Timing and Method of Elections

     Notwithstanding any other provisions of the Plan, a Participant who is subject to Section 16(b) of the Exchange Act may not make either of the elections described in Sections 15(b) and (c) hereof prior to the expiration of six months after the date on which the applicable Option was granted, except in the event of the death or Disability of the Participant. A Participant who is subject to Section 16(b) of the Exchange Act may not make such elections other than (i) during the 10-day window period beginning on the third business day following the date of release for publication of Envirodyne's quarterly and annual summary statements of sales and earnings and ending on the twelfth business day following such date or (ii) at least six months prior to the date as of which the income attributable to the exercise of such Option is recognized under the Code. Such elections shall be irrevocable and shall be made by the delivery to Envirodyne's principal office, to the attention of its Chief Financial Officer, of a written notice signed by the Participant.

16. AMENDMENT OF THE PLAN

     The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 10 hereof, increase the number of shares of Common Stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or
(iii) materially modify the requirements as to eligibility for participation in the Plan.

17. NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

18. TRANSFERS UPON DEATH

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Envirodyne unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19. EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by Envirodyne. Any proceeds received by Envirodyne in connection with any Incentive Award will be used for general corporate purposes.

20. FAILURE TO COMPLY

     In addition to the remedies of Envirodyne elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

21. EFFECTIVE DATE AND TERM OF PLAN

     The Plan was adopted pursuant to the First Amended Joint Plan of Reorganization as Twice Modified of Envirodyne and certain of its subsidiaries dated December 15, 1993, which was substantially consummated on December 31, 1993 (the "Plan of Reorganization"). No grants may be made under the Plan after May 27, 2004. The grant of each Option, LSAR, Tandem SAR or Stand-Alone SAR to any Participant who is subject to Section 16(b) of the Exchange Act is subject to the approval of the Plan by the shareholders of Envirodyne to the extent required by Rule 16b-3 promulgated under such Section, and no Option, LSAR, Tandem SAR or Stand-Alone SAR granted to any such Participant shall be exercisable prior to the receipt of such approval, if required, unless, in either case, (i) such Participants are entitled to rely on the exemption provided by such Rule 16b-3, or any successor thereto, in connection with such grants notwithstanding the absence of such shareholder approval or (ii) the solicitation of plan acceptances with respect to the Plan of Reorganization satisfies the shareholder approval requirement of Section 16(b) of the Exchange Act and Rule 16b-3 promulgated thereunder.

                                                                      APPENDIX B

                          ENVIRODYNE INDUSTRIES, INC.
                            NON-EMPLOYEE DIRECTORS'
                               COMPENSATION PLAN

1. PURPOSE

     The purpose of the Envirodyne Industries, Inc. Non-Employee Directors' Compensation Plan (the "Plan") is to promote the interests of Envirodyne Industries, Inc. (the "Company") and its stockholders by attracting and retaining members of the Board of Directors capable of furthering the future success of the Company and by aligning the economic interests of such persons more closely with those of the Company's stockholders.

2. DEFINITIONS

     "Board of Directors" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Director" means a member of the Board of Directors who is not an officer or employee of the Company or any of its subsidiaries.

     "Fair Market Value" means, with respect to a Share on a given day, (i) the average of the high and low sales prices on such day of a Share as reported on the principal securities exchange on which Shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on such day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board of Directors. In the event that the price of a Share shall not be so reported, the Fair Market Value of a Share shall be determined by the Board of Directors in its absolute discretion.

     "Fees" means the annual retainer and meeting fees of the Directors in respect of their services on the Board of Directors and on any committee of the Board of Directors, but excludes travel and other out-of-pocket expenses for which the Directors are reimbursed, which shall continue to be reimbursed by the Company in cash.

     "Grantee" means any person who has been granted Shares under Section 5.

     "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     "Share" means a share of Common Stock, $.01 par value, of the Company and such other securities as may be substituted for a Share or such other securities pursuant to the adjustment provisions of Section 6.

3. EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan shall become effective only if it is approved by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote at the 1996 Annual Meeting of Stockholders or at any adjournment thereof and, if so approved, shall be effective from the date approved. Unless the Plan shall be earlier terminated by the Board of Directors, the term during which Shares shall be granted under the Plan shall expire upon the earlier of (i) December 31, 2006 or (ii) the date on which no further Shares are available for issuance hereunder.

4. SHARES RESERVED FOR THE PLAN

     The number of Shares authorized for issuance under the Plan is 200,000, subject to adjustment pursuant to Section 6 hereof. Shares delivered hereunder may be either authorized but unissued Shares or previously issued Shares reacquired and held by the Company.

5. TERMS AND CONDITIONS OF GRANTS

     (a) Elective Grant. Each Director may make an election (the "Share Election") to receive all, but not less than all, of his or her Fees in the form of Shares (the "Elective Grants"). The Shares issuable pursuant to a Share Election shall be transferred at three-month intervals in accordance with
Section 5(b) hereof. The Share Election must be in writing and delivered to the Secretary of the Company, provided, however, that a Share Election shall apply only to Fees to be paid more than six months subsequent to the date of such Share Election. A Share Election shall remain in effect unless and until modified or revoked by a subsequent Share Election in accordance with the provisions hereof and which applies only to Fees to be paid more than six months after the date of such subsequent Share Election.

     (b)Transfer of Shares. Shares issuable to a Director with respect to Elective Grants shall be transferred to such Director as of the first business day following the end of each calendar quarter (the "Reference Quarter"). The total number of Shares to be transferred shall be determined by dividing (i) an amount equal to the sum of the Director's retainer fees for the calendar quarter immediately following the Reference Quarter and meeting fees for the Reference Quarter by (ii) the Fair Market Value of a Share on the last business day of the Reference Quarter.

6. ADJUSTMENTS

     The number and kind of Shares which shall be granted to each Grantee under
Section 5 of the Plan shall be automatically adjusted to prevent dilution or enlargement of the rights of Grantees in the event of any changes in the number or kind of outstanding Shares resulting from a merger, recapitalization, stock exchange, stock split, stock dividend, other extraordinary dividend or distribution, corporate division or other change in the Company's corporate or capital structure.

7. AMENDMENT; TERMINATION

     The Board of Directors may at any time and from time to time alter, amend, suspend or terminate this Plan in whole or in part, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Rule 16b-3; provided, however, that the provisions of Section 5(a) hereof shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Director, without such Director's consent, under any election theretofore in effect under this Plan.

8. GENERAL RESTRICTIONS

     (a) Investment Representations. The Company may require any Director to whom Shares are transferred, as a condition of receiving such Shares, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Shares for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and state securities laws.

     (b) Compliance with Securities Laws. Each Elective Grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Elective Grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of or in connection with, the issuance of Shares thereunder, such Elective Grant may not be accepted or exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Company. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

9. WITHHOLDING

     The Corporation may defer the issuance of Shares under this Plan until satisfactory arrangements have been made for the payment of any federal, state or local income taxes required to be withheld with respect to such issuance. Each Director shall be entitled to irrevocably elect, at least six months prior to the date Shares would otherwise be delivered hereunder, to have the Company withhold Shares having an aggregate value equal to the amount required to be withheld. Shares so withheld shall be valued at the Fair Market Value applicable to the corresponding Share issuance.

10. GOVERNING LAW

     This Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Illinois.

11. PLAN INTERPRETATION

     This Plan is intended to comply with Rule 16b-3 and shall be construed to so comply. To the extent Rule 16b-3, as amended from time to time, is applicable to this Plan, the provisions of Section 5(a) hereof are intended to comply with the provisions of Section (d)(1)(i) of Rule 16b-3 and shall be construed to so comply.

/X/  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE


                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2, 3 AND 4.
PROXY CARD   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
              IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2, 3 AND 4.

                   FOR     WITHHELD                          FOR   AGAINST   ABSTAIN                           FOR  AGAINST  ABSTAIN
1. Election of    /  /      /  /       2. Ratification of   /  /     /  /     /  /      3. Ratification of    /  /    /  /     /  /
   Directors                              Amendment of                                     Non-Employee
   (See Reverse)                          1993 Stock                                       Directors'
                                          Option Plan                                      Compensation Plan

For, except vote WITHHELD from the following nominee(s):
                                                                                        4. Ratification of   /  /     /  /     /  /
                                                                                           Appointment of
                                                                                           Independent
                                                                                           Accountants
________________________________________________________



SIGNATURE(S)_______________________________________________________ DATE ______________
PLEASE SIGN AND DATE HERE AND RETURN IN THE ENCLOSED ENVELOPE.


P   ENVIRODYNE INDUSTRIES, INC.      PROXY SOLICITED BY THE BOARD OF DIRECTORS
R   701 HARGER ROAD, SUITE 190       FOR THE ANNUAL MEETING OF STOCKHOLDERS
O   OAK BROOK, ILLINOIS 60521        MAY 15, 1996
X
Y
    F. Edward Gustafson and Stephen M. Schuster, or either of them individually and each of them with power of substitution, are hereby appointed Proxies
C   of the undersigned to vote all shares of Common Stock of Envirodyne
A   Industries, Inc. owned on the record date by the undersigned at the Annual
R   Meeting of Stockholders to be held on May 15, 1996, or any adjournment
D thereof, upon such business as may properly come before the meeting, including the items on the reverse side of this form as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the meeting.

    Election of Directors, Nominees:
                                     Robert N. Dangremond, Avram A. Glazer,
                                     Malcolm I. Glazer, F. Edward Gustafson,
                                     Michael E. Heisley, Gregory R. Page,
                                     Mark D. Senkpiel


    (Shares cannot be voted unless this Proxy Card is signed and returned, or other specific arrangements are made to have the shares represented at the meeting.)